                                                                   EXHIBIT 10.20

       THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT
         BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS
                   EXHIBIT HAS BEEN FILED WITH THE COMMISSION.










                  AGREEMENT, DATED SEPTEMBER 24, 1997, BETWEEN
                       JOHN M. BACHMAN, INC. AND C3, INC.

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

                                    AGREEMENT

      THIS AGREEMENT (this "Agreement") is entered into as of September 24, 1997 by and among C3, INC., a North Carolina corporation ("C3"), JOHN M. BACHMAN, INC. ("JMB").

                              Statement of Purpose

      C3 is engaged in the business of designing, manufacturing, marketing and selling gemstones made of silicon carbide ("Moissanite Gemstones"). JMB, through an affiliate provides stone cutting services. The parties desire to enter into this Agreement to formalize the terms upon which JMB will cut Moissanite Gemstones for C3 in consideration of the payments set forth below.

      Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereby agree as follows:

      1. Expansion Funds. Within 10 business days after the date of this Agreement first set forth above, C3 will advance to JMB by certified check delivered to the address set forth in Section 7 funds in the amount of ***** (the "Expansion Funds"), which funds will be utilized by JMB solely to expand its affiliate's production facility and procure additional equipment and labor as needed to enable JMB and its affiliate to satisfy the production volumes contemplated by this Agreement. The entire amount of the Expansion Funds will be an advance against production charges payable by C3 pursuant to Section 2, below, and C3 will be credited against production charges for the entire amount of the Expansion Funds pursuant to Section 2, below.

      2. Cutting Charges. C3 will pay JMB for Moissanite Gemstone cutting services provided hereunder at the specifications set forth as Exhibit A hereto and at a rate of ***** per stone for round stones less than or equal to ***** in diameter and ***** per carat for stone for round stones greater than ***** in diameter and at the rates as set forth on Exhibit B hereto for other shapes. Together with each shipment of cut stones delivered to C3, JMB will deliver to C3 a detailed invoice itemizing the number and sizes of Moissanite Gemstones cut by its affiliate and included in each such shipment and the amount payable by C3 to JMB for such services. In the event C3 disputes any portion of an invoice, C3 will deliver to JMB a detailed written description of such dispute together with payment of any undisputed portion of the invoice and 75% of the disputed portion, and the parties will cooperate in good faith to resolve any such dispute. If they are unable to do so within 60 days after the date of the invoice giving rise to the dispute, the matter will be submitted to arbitration pursuant to Section 14 of this Agreement. C3 will pay in full all undisputed charges on each invoice within 5 business days after receipt of each invoice by wire transfer to an account specified by JMB. Beginning with the invoice reflecting cutting services provided by JMB from and after May 1, 1998, the amount payable to JMB by C3 reflected on each invoice will be reduced by 25% until the aggregate amount of such reductions equals ***** and C3 has received full credit against production charges for the amount of the Expansion Funds.

      REDACTED--OMITTED MATERIAL HAS BEEN FILED WITH COMMISSION AND IS DENOTED HEREIN BY *****

      3.    Term; Termination.

            (a) The initial term of this Agreement will begin as of the date first set forth above and will continue until December 31, 1998; provided that the Agreement will continue automatically thereafter for calendar year terms until the earlier to occur of (i) the delivery by either party to the other of written notice delivered not less than 60 calendar days before the end of the then current term of the notifying party's desire to terminate this Agreement as of December 31 of such year; or (ii) the termination of this Agreement pursuant to subsection b., below.

            (a) Either C3 or JMB may terminate this Agreement upon (i) the breach by the other party of any of its agreements or covenants set forth herein, provided that the terminating party first provides written notice describing such breach and demanding its cure to the other party and permits such party a sixty-day period to cure such breach; (ii) changes in any laws or regulations affecting C3, JMB or its affiliate that render any material aspect of their performance contemplated by this Agreement illegal; (iii) any actions by the other party that materially harm the image or reputation of the terminating party as regarded by its customers, suppliers or the public; or (iv) in accordance with Section 17.

      4.    Production Procedures; Standards.

            (a) C3 will deliver all Moissanite Gemstones C3 desires to have cut together with specifications for the cut of each stone to such location as directed by JMB. It shall be C3's responsibility to ensure that all Moissanite Gemstones it delivers for production are suitable for the specifications provided by C3 and JMB shall not be liable to C3 for the inability to cut to specifications any Moissanite Gemstones not suitable for such specifications.

            (b) JMB covenants that the services to be provided hereunder will be performed in accordance with specifications provided by C3. C3 will have the right to return without payment any Moissanite Gemstones received by C3 from JMB that do not satisfy such specifications and JMB will at its own expense re-cut at its expense any such Moissanite Gemstones to the original specifications provided by C3.

            (c) For orders placed by C3 under this Agreement JMB will pay all import, export and freight costs C3 for which C3 will pay JMB ***** or more. For orders placed by C3 under this Agreement for which C3 will pay JMB less than *****, C3 will reimburse JMB ***** for any import, export and freight costs. C3 will provide all shipping insurance and JMB or its affiliates shall provide insurance for the Moissanite Gemstones while in their possession. JMB shall cause C3 to be named as an additional insured party on such insurance.

            (d) The parties estimate that the volume of Moissanite Gemstones to be cut by JMB from the date of this Agreement through December 1998 will be as set forth on Exhibit C hereto. JMB covenants that it will be able to meet such production volumes without delay or additional cost to C3 and in accordance with the standards set forth in subsection b., above. JMB will have the right to reject any order by C3 to the extent the volume of any such order exceeds the volume estimates set forth on Exhibit C hereto by providing written notice of such rejection to C3 within 10 business days after receipt by JMB of such an order from C3. Failure to timely reject any excess portion of an order will constitute acceptance of the entire order by JMB. The parties will agree in writing on quarterly volume estimates for any Moissanite Gemstones to be cut pursuant to this Agreement after December 31, 1998.

      5. Compliance with Laws. Subject to Section 4.c., above, each party will perform its duties and obligations hereunder in compliance in all material respects with all laws and regulations applicable to such party, including without limitation, those related to the import and export of raw and processed materials, taxes, tariffs and employment.

      6. Noncompetition. JMB nor its affiliates shall cut any Moissanite Gemstones for any third parties without the prior written consent of C3.

      7. Nonexclusive License. JMB grants, and shall cause its affiliates to grant C3, a perpetual, nonexclusive and royalty-free license to use and otherwise practice (including the right to sublicense) any inventions developed by or for JMB, its affiliates or by their employees, all trade secrets or other proprietary or confidential information, which is applicable or useful in the cutting of Moissanite Gemstones.

      8.    Indemnification.

            (a) By JMB. JMB shall indemnify, defend and hold harmless C3 and its officers, directors, agents, shareholders and representatives from, against, and with respect to any and all loss, damage, claim, obligation, liability, cost and expense (including without limitation reasonable attorneys' fees and costs and expenses incurred in investigating, preparing, defending against or prosecuting any litigation, claim, proceeding or demand), of any kind or character (a "Loss") arising out of or in connection with any failure by JMB to perform or observe, or to have performed or observed, in full, any covenant, agreement or condition to be performed or observed by each pursuant to this Agreement and the operations of the businesses of JMB.

            (b) By C3. C3 will indemnify, defend and hold harmless JMB and its officers, directors, agents, shareholders and representatives from, against, and with respect to any Loss arising out of or in connection with any failure by C3 to perform or observe, or to have performed or observed, in full, any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement and the operations of the business of C3.

      9. Notices. Any notices required or permitted to be given by the parties hereunder shall be in writing and delivered personally or sent by registered or certified mail, return-receipt requested, or by express courier service, addressed as follows:

                  If to C3:

                  C3, Inc.
                  Post Office Box 13533

                  Research Triangle Park, NC  27709-3533
                  Attention:  Mr. Jeff N. Hunter, President

                  Tel:  (919) 468-0399
                  Fax: (919) 468-0486

                  With a copy (which shall not constitute notice) to:

                  Womble Carlyle Sandridge & Rice, PLLC
                  3300 One First Union Center
                  301 South College Street
                  Charlotte, North Carolina 28202
                  Attention: Cyrus M. Johnson, Jr., Esq.
                  Tel: (704) 331-4900
                  Fax: (704) 331-4955

                  If to JMB:

                  John M. Bachman, Inc.
                  ______________________________
                  ______________________________
                  Tel:__________________________
                  Fax:__________________________

                  With a copy (which shall not constitute notice) to:

                  ______________________________
                  ______________________________
                  ______________________________
                  Tel:__________________________
                  Fax:__________________________

      10. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

      11. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interest or obligations hereunder shall be assigned by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement, and any purported assignment without such consent shall be void.

      12. Third Party Beneficiaries. JMB shall contract with its affiliate to provide the services required under this Agreement and shall specify in such Agreement that C3 is a third-party beneficiary of such Agreement. Other than as set out herein, none of the provisions of this Agreement or any document contemplated by this Agreement is intended to grant any right or benefit to any other person or entity.

      13. Amendment. Any waiver, amendment, modification or supplement of or to any term or condition of this Agreement shall be effective only if in writing and signed by all parties hereto, and the parties to this Agreement waive the right to amend the provisions of this Section orally.

      14. Governing Law. This Agreement shall be governed by the laws of the State of North Carolina without regard to conflicts of laws principles.

      15. Jurisdiction: Service of Process. Each of the parties to this Agreement submits to the jurisdiction of any state or federal court sitting in North Carolina any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. Each of the parties to this Agreement waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that may be required of any party with respect thereto. Any party may make service on any other party by sending or delivering a copy of the process to the party to be served at the address and in a manner provided in Section 7 above; provided, however, that nothing in this Section 13 will affect the right of any party to serve legal process in any other manner permitted by law or at equity. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

      16.   Resolution of Disputes.

            (a) No party to this Agreement shall institute a proceeding in any court or administrative agency to resolve a dispute between the parties arising out of or related to this Agreement before that party has sought to resolve the dispute through direct negotiation with the other party. If the dispute is not resolved within three weeks after a demand for direct negotiation, the parties shall seek relief through arbitration in North Carolina administered by the American Arbitration Association under its commercial arbitration rules and procedures then in effect. The arbitrator(s) shall base its/their award on applicable laws and judicial precedent and include in such award a statement of the reasons upon which the award is based. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrator(s) shall in no event make any damage award that contravenes subsection d. of this Section 14, but shall order the losing party to pay all of the charges of the American Arbitration Association for such arbitration and all of the prevailing party's costs of the arbitration, including reasonable attorneys' fees.

            (b) All applicable statutes of limitation and defenses based upon the passage of time shall be tolled while the procedures specified in this
      Section 14 are pending. The parties will take such action, if any, required to effectuate such tolling.

            (c) Each party is required to continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement.

            (d) In no event shall any party hereunder be liable to any other party for incidental, consequential or special loss or damages of any kind, however caused, or any punitive damages.

      17. Severability. In the event that any provision in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the remaining provisions of this Agreement will not be in any way impaired, and the illegal, invalid or unenforceable provision will be fully severed from this Agreement and there will be automatically added a replacement provision as similar in terms and intent to such severed provision as may be legal, valid and enforceable.

      18. Entire Agreement. This Agreement and the Exhibits hereto constitute the entire contract between the parties to this Agreement pertaining to the subject matter of this Agreement, and supersede all prior and contemporaneous agreements and understandings between the parties with respect to such subject matter. Notwithstanding the foregoing, the parties agree and acknowledge that they continue to be bound by all terms and provisions of that certain Confidential Disclosure Agreement, dated as of October 10, 1996, and by its execution and delivery of this Agreement JMB hereby becomes a party to and agrees to be bound by the terms of such agreement as a "Promisor" thereunder.

      19.   Force Majeure.

            (a) Neither party shall be liable for delay or failure of performance of this Agreement if the delay or failure is caused by acts of God, war, fire, embargo, strikes or other labor trouble, governmental regulations or actions or any cause beyond the control of the parties.

            (b) If a delay or failure of performance caused by force majeure shall continue for a period of more than three (3) months, each of C3 and JMB shall have the right to terminate this Agreement immediately upon written notice to the other.

      IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement, or has caused this Agreement to be executed and delivered by its duly authorized officer, as of the date first above written.

                                           C3, INC.

                                           By:    /s/ Jeff N. Hunter
                                                  -----------------------------
                                           Name:  Jeff N. Hunter
                                                  -----------------------------
                                           Title: President
                                                  -----------------------------


                                           JOHN M. BACHMAN, INC.

                                           By:    /s/ John M. Bachman
                                                  -----------------------------
                                           Name:  John M. Bachman
                                                  -----------------------------
                                           Title: President
                                                  -----------------------------

      REDACTED--OMITTED MATERIAL HAS BEEN FILED WITH COMMISSION AND IS DENOTED HEREIN BY *****


                                    EXHIBIT A

                                 SPECIFICATIONS

Stones must be cut according to the engineered cutting diagram supplied by C3.

The diagram specifies all angles and indexes. These angles and indexes will produce a stone that has the following:

ROUND BRILLIANT DESIGN CUTTING SPECIFICATION:

      -     Table width ***** of stone width
      - Pavilion depth measured from girdle to cutlet is ***** of stone width
      -     Crown depth measured from girdle to table is *****
      -     Girdle thickness is thin to medium per diamond standards
      -     Girdle should be round and polished
      - The P2 facets should be cut to cause the P1 facets to meet point ***** from girdle to culet.

Other shapes are required to be cut from time to time. For each shape, the cutting requirement will be communicated to JMB by C3 either by engineered diagram or specified angles and indexes.

FINISH SPECIFICATION:

All stones must meet the standards of *****. The finish will show no evidence of polish lines when viewed in a microscope using ***** power. This specification will apply to all shapes cut.

GENERAL:

-     Meet points must not show any undercutting or over cutting *****.
-     Crown depth, Pavilion depth should be within plus or minus *****.
-     This specification will apply to all shapes cut.
-     All shape engineered diagrams may change from time to time.

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

                                    EXHIBIT B

1st. Sept. 1997

                  Cutting Charges                        *****
                                                     (Using *****)

Small Sizes                Size in mm.                        US $ per piece
-----------                -----------                        --------------
Round                         *****                               *****
                              *****                               *****

Oval                          *****                               *****
                              *****                               *****
                              *****                               *****

Pear                          *****                               *****
                              *****                               *****
                              *****                               *****

Marquise                      *****                               *****
                              *****                               *****
                              *****                               *****
                              *****                               *****

Trilliant                     *****                               *****

Heart                         *****                               *****

Princess                      *****                               *****

Square                        *****                               *****
                              *****                               *****

Large Sizes                Size in mm.                        US $ per Carat
-----------                -----------                        --------------
Round                         *****                               *****

Oval                          *****                               *****

Marquise                      *****                               *****

Heart                         *****                               *****

Trillion                      *****                               *****

For small orders we charge ***** for our import and re-export expenses. For cutting-orders of over ***** we absorb these expenses. Note: small stones we charge per piece, larger stones per carat.

REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****

                                    EXHIBIT C

                               PRODUCTION VOLUMES

                   For the Month of:                    Volume of:*
                   ----------------                     -----------

                   November 1997                        *****
                   December 1997                        *****
                   January 1998                         *****
                   February 1998                        *****
                   March 1998                           *****
                   April 1998                           *****
                   May 1998                             *****
                   June 1998                            *****
                   July 1998                            *****
                   August 1998                          *****
                   September 1998                       *****
                   October 1998                         *****
                   November 1998                        *****
                   December 1998                        *****


*Volumes are finished pieces per month.